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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: OCTOBER 27, 2000


                          INTERSIL HOLDING CORPORATION

               (Exact name of registrant as specified in charter)


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
         DELAWARE                    333-46984                   59-3590018
         --------                    ---------                   ----------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)
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          7585 Irvine Center Drive, Suite 100, Irvine, California 92618
          -------------------------------------------------------------
                (Address of Principal Executive Offices)     (Zip Code)

                                 (949) 341-7062
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5. ACQUISITION OF ASSETS

         On October 27, 2000, Intersil Newco Corporation, a Delaware corporation ("Merger Sub"), a wholly-owned subsidiary of Intersil Holding Corporation, a Delaware corporation ("Intersil"), was merged (the "Merger") with and into SiCOM, Inc., a Delaware corporation ("SiCOM"), pursuant to the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated as of October 16, 2000 by and among Intersil, Merger Sub, SiCOM and Melos Claims, L.L.C., an Arizona limited liability company, as the stockholders' agent (the "Stockholders' Agent").

         In the Merger, each then-outstanding share of common stock of SiCOM was converted into the right to receive .200418 shares of Intersil's Class A Common Stock, par value $.01 per share ("Intersil Common Stock"). The total number of shares of Intersil Common Stock issuable to the former stockholders of SiCOM is 3,170,841. Pursuant to the Merger Agreement, Intersil assumed all outstanding options to acquire common stock of SiCOM as converted into the right to receive Intersil Common Stock in the same ratio. In no event will the number of shares of Intersil Common Stock issuable to the former stockholders of SiCOM, when combined with the number of shares of Intersil Common Stock issuable (on a net exercise basis) to the former option holders of SiCOM, be more than 3,605,778. No fractional shares of Intersil Common Stock will be issued in connection with the Merger. In lieu thereof, any holder of SiCOM common stock who would otherwise have been entitled to receive fractional shares of Intersil Common Stock will be entitled to receive an amount based on the whole share value of $48.75 (rounded to the nearest whole cent), without interest. At the effective time of the Merger, Merger Sub ceased to exist and SiCOM, as the surviving corporation in the Merger, became a wholly-owned subsidiary of Intersil.

         The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a "purchase" transaction.

         The purchase price was determined by an arm's length negotiation among the parties to the Merger Agreement.

         SiCOM is a fabless communications integrated circuit developer for fixed broadband wireless infrastructure and access solutions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99.1     Press Release of Intersil dated September 5, 2000.
         99.2     Press Release of Intersil dated October 17, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         INTERSIL HOLDING CORPORATION



Date: November 13, 2000                  By: /s/  Gregory L. Williams
                                            ------------------------------------
                                            Gregory L. Williams
                                            Chief Executive Officer
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                                  EXHIBIT INDEX

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Exhibit No.     Description
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
99.1            Press Release of Intersil dated September 5, 2000.
99.2            Press Release of Intersil dated October 17, 2000.
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